                                                                    Exhibit 10.2
                            Voting Trust Agreement


         This Agreement is made as of July 1, 1999, by and between the undersigned parties for the purpose of creating a Voting Trust of certain of the common stock of Prologic Management Systems, Inc. an Arizona corporation, hereinafter called "Company."

         1. Exchange of Shares for Voting Trust Certificate. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, simultaneously with the execution of this Agreement, the undersigned shareholders, hereafter called "Certificate Holders," hereby assign and deliver the voting interest in the number of shares of common stock in the Company ("VT Shares") listed opposite their respective names to the Trustee. The Trustee is authorized to cause the VT Shares to be transferred to such Trustee on the books of the Company, and will issue and deliver to each shareholder a Voting Trust Certificate for the number of VT Shares transferred to the Trustee.

         2. Form of Certificate. The Voting Trust Certificate shall be in substantially the following form:

         "No. 0189     James M. Heim & Marlene Heim JT WROS                                 275,000 Shares

         "No. 0190     James M. Heim & Marlene Heim JT WROS                                  51,740 Shares

         "No. 0227     James M. Heim & Marlene Heim JT WROS                                  65,000 Shares
                                                                                             -------------

                                          Subtotal                                          391,740 Shares

         "No. 0197     HFG Properties, Ltd. an AZ Limited Partnership                       587,320 Shares

         "No. 0226     HFG Properties, Ltd. an AZ Limited Partnership                       110,000 Shares
                                                                                            --------------

                                          Subtotal                                          697,320 Shares


                        PROLOGIC MANAGEMENT SYSTEMS, INC.
                            VOTING TRUST CERTIFICATE

                  This is to certify that HFG Properties, Ltd., James M. Heim and Marlene Heim, JT WROS have transferred to the undersigned Trustee voting and other rights with respect to the above-stated number of shares of common stock of Prologic Management Systems, Inc., an Arizona corporation, or any successor company, to be held by the Trustee pursuant to the terms of a Voting Trust Agreement dated as of July 1, 1999, pursuant to Section 10-730 of the Arizona Business Corporation Act, hereafter called "Voting Trust Agreement," a copy of which has been delivered to the above-named Certificate Holder, and filed in the office of the secretary of the corporation at Tucson, Arizona. The Certificate

         Holder, or his successor or successors-in-interest, will be entitled to receive payments equal to all cash dividends collected by the Trustee upon the above-stated number of shares, and to the delivery of a certificate or certificates for said number of shares upon the termination of the Voting Trust Agreement, in accordance with its provisions.

                  The Certificate Holder, by the acceptance of it, agrees to be bound by all of the provisions of the Voting Trust Agreement as fully as if the terms of the Voting Trust Agreement were set forth in this Certificate.

         Executed on July __, 1999             SUNBURST ACQUISITIONS IV, INC.

                                               By____________________________
                                                 Trustee"

         3. Voting by Trustee. During the period of this Voting Trust, the Trustee shall have the exclusive right to vote the VT Shares or give written consent, in person or by proxy, at all meetings of the shareholders of the Company, and in all proceedings in which the vote or written consent of shareholders may be required or authorized by law.

         4. Dividends; Mergers; Proxies. If the Company issues dividends, or if the Company is merged into another corporation or entity wherein Company shareholders become entitled to receive shares of another corporation or entity ("Merger Shares") in the merger, the Trustee shall accept and receive such dividends or Merger Shares. Upon receipt of cash dividends, the same shall be distributed to the Certificate Holder. In the event that the dividends or Merger Shares are in the form of share certificates having voting rights, the share dividends or Merger Shares shall be held by the Trustee and a new Voting Trust Certificate(s) representing the share dividends or Merger Shares shall be issued to the Certificate Holder. Such additional shares shall become part of the VT Shares. If either of the undersigned shareholders receive a proxy or power of attorney to vote the shares of any other Company shareholder, to the extent permitted by applicable law, the voting rights so obtained shall be transferred to the Trustee.

         5. Right to Sell. Commencing on the first anniversary of this Agreement, each of the Certificate Holders shall have the right to sell the shares of common stock represented by the Voting Trust Certificates into the market subject only to the volume limitations, if any, imposed by Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. The Trustee agrees to cooperate with the broker(s) of the Certificate Holder(s) to effectuate such sales in the most expeditious manner and to execute such documents (including, without limitation, share certificates or stock powers) as may be required to complete such sale(s). The Trustee understands and acknowledges that any shares sold pursuant to this provision shall be free of the Voting Trust imposed by this Agreement. Upon any such sale, the Trustee will issue to the Certificate Holder(s) a new Voting Trust Certificate representing the balance of the shares owned by Certificate Holder(s) that are subject to this Agreement.

         6. Termination of Trust. This Voting Trust shall terminate entirely on whichever of the following conditions occurs first:

                  (a) Two (2) years from the date of execution of this Agreement, or

                  (b) The mutual agreement of the Trustee and the Certificate Holder, or

                  (c) The termination of the employment of James M. Heim as the President of the Company, or its successor company if the company is acquired by Sunburst Acquisitions IV, Inc. ("SUNBURST") or a designated subsidiary of SUNBURST as provided in Sections 4(d) and (e) of the Employment Agreement of James M. Heim, dated as of May 27th, 1999, with the Company; or

                  (d) The purchase of all of the Shares back from SUNBURST pursuant to Section 10(b) of the SPMA; or

                  (e) the parties to the SPMA mutually agree to terminate the merger described in the SPMA.

                  Upon termination of this Agreement, the Certificate Holder shall surrender his Voting Trust Certificate(s) to the Trustee, and the Trustee shall deliver to the Certificate Holder shares of the Company properly endorsed for transfer, equivalent to the amount of shares represented by the Voting Trust Certificate(s) surrendered. If the Trustee has gone out of business or ceased to exist without a legal successor, the Secretary of the Company is hereby authorized to accept the Voting Trust Certificate(s) and to issue (or cause to be issued) to Certificate Holder(s) the number of shares of common stock of the Company represented by the Voting Trust Certificate(s).

         7. Trustee's Compensation. The Trustee shall serve as Trustee without compensation or expense reimbursement of any kind.

         8. Binding on Successors. This Voting Trust Agreement shall be binding on the lawful successors and assigns of the Trustee and each Certificate Holder.

         9. Notices from Company. All notices, reports, statements and other communications directed to the Trustee from the Company or any successor shall be forwarded forthwith to each Certificate Holder, with the postmarked date and the date of receipt endorsed on the communication.

         10. Copies of Agreement. This Agreement may be executed in multiple counterparts, but shall not otherwise be separable or divisible. Upon the execution of this Agreement and the establishment of this Trust, the Trustee shall cause a duplicate of this Agreement and any extension thereof to be filed with the Secretary of the Company or any successor, which duplicate(s) shall be open to inspection by a shareholder, a Certificate Holder or an agent of either, on the same terms as the record of shareholders of the Company is open to inspection, and in any other manner provided for inspection under the laws of Arizona or the laws of the jurisdiction in which any successor is organized.

Dated:  July 1, 1999

                                            Trustee:
                                            SUNBURST ACQUISITIONS IV, INC.

                                               /s/ Michael R. Quinn
                                            By__________________________________

Certificate Holder:

James M. Heim & Marlene Heim, JT WROS

/s/ James M. Heim  /s/ Marlene Heim         Number of Shares Deposited:  391,740
_____________________________________
James M. Heim & Marlene Heim, JT WROS


HFG PROPERTIES, LTD.
an Arizona limited partnership


   /s/ James M. Heim
By__________________________________        Number of Shares Deposited:  697,320
  James M. Heim, General Partner

No.  1   391,740 Shares

                        PROLOGIC MANAGEMENT SYSTEMS, INC.
                            VOTING TRUST CERTIFICATE


         This is to certify that James M. and Marlene Heim have transferred to the undersigned Trustee voting and other rights with respect to the above-stated number of shares of common stock of Prologic Management Systems, Inc., an Arizona corporation, or any successor company, to be held by the Trustee pursuant to the terms of a Voting Trust Agreement dated as of July 1, 1999, pursuant to Section 10-730 of the Arizona Business Corporation Act, hereafter called "Voting Trust Agreement," a copy of which has been delivered to the above-named Certificate Holder, and filed in the office of the secretary of the corporation at Tucson, Arizona. The Certificate Holder, or his successor or successors-in-interest, will be entitled to receive payments equal to all cash dividends collected by the Trustee upon the above-stated number of shares, and to the delivery of a certificate or certificates for said number of shares upon the termination of the Voting Trust Agreement, in accordance with its provisions.

         The Certificate Holder, by the acceptance of it, agrees to be bound by all of the provisions of the Voting Trust Agreement as fully as if the terms of the Voting Trust Agreement were set forth in this Certificate.

Executed on August 4, 1999

                                            SUNBURST ACQUISITIONS IV, INC.


                                               /s/ Michael R. Quinn
                                            By__________________________________
                                              Trustee

No. 2    697,320 Shares

                        PROLOGIC MANAGEMENT SYSTEMS, INC.
                            VOTING TRUST CERTIFICATE



         This is to certify that HFG Properties, Ltd., an Arizona limited partnership, has transferred to the undersigned Trustee voting and other rights with respect to the above-stated number of shares of common stock of Prologic Management Systems, Inc., an Arizona corporation, or any successor company, to be held by the Trustee pursuant to the terms of a Voting Trust Agreement dated as of July 1, 1999, or any extension thereof, pursuant to Section 10-730 of the Arizona Business Corporation Act, hereafter called "Voting Trust Agreement," a copy of which has been delivered to the above-named Certificate Holder, and filed in the office of the secretary of the corporation at Tucson, Arizona. The Certificate Holder, or his successor or successors-in-interest, will be entitled to receive payments equal to all cash dividends collected by the Trustee upon the above-stated number of shares, and to the delivery of a certificate or certificates for said number of shares upon the termination of the Voting Trust Agreement, in accordance with its provisions.

         The Certificate Holder, by the acceptance of it, agrees to be bound by all of the provisions of the Voting Trust Agreement as fully as if the terms of the Voting Trust Agreement were set forth in this Certificate.

Executed on August 4, 1999

                                            SUNBURST ACQUISITIONS IV, INC.

                                               /s/ Michael R. Quinn
                                            By__________________________________
                                              Trustee